Van Kampen Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha  Size   Offeri    Total    Amount   % of    % of
Purchased    se/     of      ng    Amount of    of    Offeri   Fund   Brokers
            Trade  Offeri  Price   Offering   Shares    ng      s
             Date    ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
Commonweal  5/13/0   -     $97.67 $1,192,295  6,500,   0.55%   1.15   Goldman,
  th of       4                      ,000       000             %     Sachs &
  Puerto                                                              Co., JP
   Rico                                                               Morgan,
  Public                                                               Morgan
Improvemen                                                            Stanley,
    t                                                                 Samuel A
                                                                     Ramirez &
                                                                     Co., Inc.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                         n,
                                                                     Citigroup,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc.

                                                                     Citigroup,
                                                                      Goldman,
                                                                      Sachs &
                                                                        CO,
Pennsylvan  5/26/0   -     $97.25 $269,245,0  6,000,   2.23%   1.04   Merrill
    ia        4                       00        000             %     Lynch &
 Turnpike                                                             Co., UBS
Commission                                                           Financial
                                                                      Services
                                                                      Inc., JP
                                                                      Morgan,
                                                                     Commonweal
                                                                         th
                                                                     Securities
                                                                        and
                                                                     Investment
                                                                      s, Inc.,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                       Morgan
                                                                      Stanley,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                      n, First
                                                                      Security
                                                                     Investment
                                                                      , Inc.,
                                                                       Lehman
                                                                     Brothers,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        Inc.

                                                                       Lehman
                                                                     Brothers,
                                                                      Banc of
New Jersey  8/20/0   -     $109.0 $471,655,0  3,830,   0.81%   0.66   America
Transporta    4              2        00        000             %    Securities
tion Trust                                                           LLC, Bear,
   Fund                                                              Stearns &
Authority                                                             Co. Inc,
                                                                      Advest,
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Sterne,
                                                                       Agee &
                                                                       Leach,
                                                                     Inc., PNC
                                                                      Capital
                                                                      Markets,
                                                                       Morgan
                                                                      Stanley,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc.
                                                                     Citigroup,
                                                                      RBC Dain
                                                                     Rauscher,
New Jersey  10/7/0   -     $98.18 $1,468,395  1,400,   0.10%   0.24   Goldman,
 Economic     4                      ,000       000             %     Sachs &
Developmen                                                              Co.,
    t                                                                JPMorgan,
Authority                                                               A.G.
                                                                      Edwards,
                                                                     JB Hanauer
                                                                     & Co., PNC
                                                                      Capital
                                                                      Markets,
                                                                     Ryan Beck
                                                                       & Co.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                      Keegan &
                                                                      Company,
                                                                       Inc.,
                                                                       Powell
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                     Ramirez &
                                                                     co., Inc.,
                                                                     Blaylock &
                                                                     Partners,
                                                                       L.P.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                      Sterne &
                                                                       Agee &
                                                                       Leach,
                                                                        Inc.